EXHIBIT 99


                         COOPERS & LYBRAND L.L.P.
                       a professional services firm
                          1100 Campanile Building
                           1155 Peachtree Street
                        Atlanta, Georgia 30309-3630
                         telephone (404) 870-1100
                         facsimile (404) 870-1239


December 30, 1996

Mr. Matthew L. Gold
Chairman and Chief Executive Officer
Precision Standard Inc.
1225 17th Street
Suite 1800
Denver, Colorado 80202

Dear Mr. Gold:

This is to confirm that the client-auditor relationship between Precision Standard Inc. (Commission File Number 0-13829) and Coopers & Lybrand L.L.P. has ceased.

Very truly yours,

/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C. 20549